                                                                EXHIBIT 99.4




VOID AFTER 5:00 P.M. NEW YORK CITY
TIME ON JULY 30, 2003


     THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT
     HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY AND THEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                            Right to Purchase Common Shares,
                                            par value $0.001 per share

     Date: July 30, 1998

                               OPEN MARKET, INC.
                            STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, CAPITAL VENTURES INTERNATIONAL, a corporation organized under the laws of the Cayman Islands ("CVI"), or its registered assigns, is entitled to purchase from OPEN MARKET, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, 251,046 fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") of $16.43 (and in no event less than $0.001). The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants, if any, of the Company issued in connection with the Securities Purchase Agreement by and between the Company and CVI, dated July 30, 1998 (the "SECURITIES PURCHASE AGREEMENT").

     This Warrant is subject to the following terms, provisions, and conditions:

      1.  MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.
          ----------------------------------------------------------------
Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), delivery to the Company of a written notice of an election to effect a Net Issuance (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. In the alternative, the holder hereof may elect to effect exercises of this Warrant through one or more transactions of a type commonly referred to as a "cashless exercise" in conformity with the provisions of Regulation T of the Federal Reserve Board of Governors (each a "CASHLESS EXERCISE"). To effect a Cashless Exercise of this Warrant, the holder hereof shall deliver to the Company and to a broker selected by such holder and acceptable to the Company in its reasonable discretion such holder's completed Exercise Agreement together with instructions for the Company to deliver to such broker the Warrant Shares issuable upon such exercise, and the Company shall take such actions as are necessary and appropriate to facilitate such Cashless Exercise, including (without limitation) to verify to such broker that it will deliver, and to deliver, such Warrant Shares promptly to such broker.

      2.  PERIOD OF EXERCISE.  This Warrant is exercisable at any time or from
          ------------------
time to time on or after the date on which this Warrant is issued and before 5:00 p.m., New York City time on the fifth (5th) anniversary of the date of issuance (the "EXERCISE PERIOD").

      3.  CERTAIN AGREEMENTS OF THE COMPANY.  The Company hereby covenants and
          ---------------------------------
agrees as follows:

          (a) SHARES TO BE FULLY PAID.  All Warrant Shares will, upon issuance
              -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

          (b) RESERVATION OF SHARES.  During the Exercise Period, the Company
              ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) LISTING.  The Company shall promptly secure the listing of the
              -------
shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) CERTAIN ACTIONS PROHIBITED.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (e) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any
              ----------------------
entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

      4.  ANTIDILUTION PROVISIONS.  During the Exercise Period, the Exercise
          -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

          (a) ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF
              ------------------------------------------------------------------
COMMON STOCK.  Except as otherwise provided in Sections 4(c) and 4(e) hereof, if
------------
and whenever
on or after the date of the Closing under and as defined in the Securities Purchase Agreement, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale ("DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

     E' =       (O x E) +P
          ---------------------
                   CSDO
     where:

     E'    =    the adjusted Exercise Price;
     E     =    the then current Exercise Price;
     O     =    the number of shares of Common Stock outstanding immediately
           =    prior to the Dilutive Issuance;
     P     =    the aggregate consideration, calculated as set forth in Section
                4(b)hereof, received by the Company upon such Dilutive
     CSDO  =    Issuance; and the total number of shares of Common Stock Deemed
                Outstanding (as defined in Section 4(1)) immediately after the Dilutive Issuance.


           (b)  EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS.  For purposes of
                ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

                (i)  ISSUANCE OF RIGHTS OR OPTIONS.  If the Company in any
                     -----------------------------
manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "OPTIONS") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Exercise Price on the date of issuance ("BELOW EXERCISE OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Exercise Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Exercise Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Exercise Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Exercise Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Exercise Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Exercise Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Exercise Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Exercise

Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Exercise Options.

                (ii)    ISSUANCE OF CONVERTIBLE SECURITIES.
                        ----------------------------------

                     (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Exercise Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                     (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price (as defined in Section 4(l)) on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "ASSUMED VARIABLE MARKET PRICE"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this
Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 75% of the Market Price existing at the time of the adjustment required by this sentence.

                (iii)   CHANGE IN OPTION PRICE OR CONVERSION RATE.  If there
                        -----------------------------------------
is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                (iv)    TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE
                        --------------------------------------------------------
SECURITIES.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                (v)     CALCULATION OF CONSIDERATION RECEIVED.  If any Common
                        -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined: (a) by the Board of Directors of the Company in cases where the Common Stock, Options or Convertible Securities are issued to Strategic Partners (as defined below) or to employees, independent contractors or others who perform services for the Company (provided that such determination shall be made in good faith and be based upon the assessment by the Board of Directors of the value of the services provided to the Company); and (b) in all other cases, in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holders hereof, with the costs of such appraisal to be borne by the Company. For purposes of this Warrant, the term "STRATEGIC PARTNER" means a person or entity with whom the Company has entered, or proposes to enter, into a strategic relationship involving the sale, marketing, manufacturing, or development of products of the Company or such other person or entity.

                (vi)    EXCEPTIONS TO ADJUSTMENT OF EXERCISE PRICE.  No
                        ------------------------------------------
adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date of the Closing as defined in the Securities Purchase Agreement in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the exercise of the Warrants; (iv) upon the issuance of any Adjustment Shares as defined in the Securities Purchase Agreement and issued in accordance with its terms; or (v) upon the issuance of the Warrant, the Initial Shares, the Adjustment Shares or the Warrant Shares as defined in the Securities Purchase Agreement dated as of July 30, 1998 between the Company and CMG Information Services (the "CMG SECURITIES PURCHASE AGREEMENT") and as issued in accordance with the terms of such agreement or the Warrant, as applicable.

                (c)     SUBDIVISION OR COMBINATION OF COMMON STOCK.  If the
                        ------------------------------------------
Company at any time after the closing under the Securities Purchase Agreement subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the closing under the Securities Purchase Agreement combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                (d)     ADJUSTMENT IN NUMBER OF SHARES.  Upon each adjustment
                        ------------------------------
of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                (e)     CONSOLIDATION, MERGER OR SALE.  In case of any
                        -----------------------------
consolidation of the Company with, or merger of the Company into any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time after the closing under the Securities Purchase Agreement, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right, at its sole option, to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, (i) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place, or (ii) the fair value of this Warrant based on an exercise price equal to the market price of the Common Stock immediately prior to the first public announcement of such consolidation, merger or sale or conveyance, otherwise disregarding the existence of such transaction. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

                (f)     DISTRIBUTION OF ASSETS.  In case the Company shall
                        ----------------------
declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION") at any time after the closing under the Securities Purchase Agreement, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                (g)     NOTICE OF ADJUSTMENT.  Upon the occurrence of any
                        --------------------
event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                (h)     MINIMUM ADJUSTMENT OF EXERCISE PRICE.  No adjustment
                        ------------------------------------
of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                (i)     NO FRACTIONAL SHARES.  No fractional shares of Common
                        --------------------
Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

                (j)     OTHER NOTICES.  In case at any time:
                        -------------

                        (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                        (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                        (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                        (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                (k)     CERTAIN EVENTS.  If, at any time after the Closing
                        --------------
under the Securities Purchase Agreement, any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

                (l)     CERTAIN DEFINITIONS.
                        -------------------

                        (i)  "COMMON STOCK DEEMED OUTSTANDING" shall mean the
                             -------------------------------
number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

                        (ii) "MARKET PRICE," as of any date, (i) means the
                              ------------
average of the closing bid prices for the shares of Common Stock as reported on the NASDAQ National Market for the five (5) trading days immediately preceding such date, or (ii) if the NASDAQ National Market is not the principal trading market for the shares of Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder. Notwithstanding the other provisions of this Section 4(1)(ii), the Market Price of shares of Common Stock issued by the Company (x) to any Strategic Partner shall mean the value for such shares as determined in good faith by the Company's Board of Directors taking into consideration all the facts and circumstances surrounding the issuance thereof to such Strategic Partner, based upon the assessment by the Board of Directors of the value of the services provided, or to be provided, to the Company by such Strategic Partner and (y) in connection with an underwritten public offering effected at a discount not in excess of five percent (5%) of the closing bid price reported on the Nasdaq National Market on the day that such shares are sold to the underwriters shall mean the price at which such shares are sold to the underwriters.

                (iii)   "COMMON STOCK," for purposes of this Section 4,
                        ------------
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Shares, par value $0.001 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

      5.  ISSUE TAX.  The issuance of certificates for Warrant Shares upon the
          ---------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

      6.  NO RIGHTS OR LIABILITIES AS A SHAREHOLDER.  This Warrant shall not
          -----------------------------------------
entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase the Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      7.  TRANSFER. EXCHANGE. REDEMPTION AND REPLACEMENT OF WARRANT.
          ---------------------------------------------------------

          (a) RESTRICTION ON TRANSFER.  This Warrant and the rights granted to
              -----------------------
the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and (g) hereof and to the provisions of Section 2(f) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 below are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of July 30, 1998 by and among the Company and the other signatory thereto (the "REGISTRATION RIGHTS AGREEMENT").

                (b)     WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS.
                        ------------------------------------------------
This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                (c)     REPLACEMENT OF WARRANT.  Upon receipt of evidence
                        ----------------------
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                (d)     CANCELLATION; PAYMENT OF EXPENSES.  Upon the surrender
                        ---------------------------------
of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal or due diligence expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

                (e)     WARRANT REGISTER.  The Company shall maintain, at its
                        ----------------
principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                (f)     EXERCISE OR TRANSFER WITHOUT REGISTRATION.  If, at the
                        -----------------------------------------
time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which counsel shall be reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

                (g)     ADDITIONAL RESTRICTIONS ON EXERCISE OR TRANSFER.
                        -----------------------------------------------
Notwithstanding anything contained herein to the contrary, in no event shall the holder hereof exercise Warrants to the extent that (a) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or the unexercised or unconverted portion of any other securities (including, without limitation, the Preferred Stock) of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial Ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause
(a) hereof. In addition, no Subject Holder (as defined below) may sell or otherwise transfer in a private sale which is not a Permitted Sale (as defined below) during any ninety (90) day period a portion(s) of the Warrants or any other securities of the Company subject to limitations on sale or transfer analogous to the limitations contained herein, which, if exercised for or converted into Common Stock at the time of the transfer, would represent, in the aggregate (together with any other shares of Common Stock transferred), beneficial ownership by the transferee(s) of more than 4.9% of the Common Stock then outstanding. For purposes of this paragraph, (i) "SUBJECT HOLDER" means any holder of Warrants who, but for the provisions of the immediately preceding Section and this Section, may be deemed to beneficially own 5% or more of the outstanding Common Stock of the Company and (ii) "PERMITTED SALE" means any sale or transfer (x) to the Company or to a shareholder or a group of shareholders who immediately prior to the sale control a majority of the Company's voting shares; (y) to an affiliate of such holder; or (z) in connection with any merger, consolidation, reorganization or sale of more than 50% of the outstanding Common Stock of the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment only and not with a view to the distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.

      8.  REGISTRATION RIGHTS.  The initial holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

      9.  NOTICES.  Any notices required or permitted to be given under the
          -------
terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               OPEN MARKET, INC.
               One Wayside Road
               Burlington, MA 01803
               Telephone No.:              (781) 359-3000
               Telecopy No. :              (781)359-8118
               Attention:                  Ms. Regina O. Sommer

                    with a copies  to:

               OPEN MARKET, INC.
               One Wayside Road
               Burlington, MA 01803
               Telephone No.:              (781) 359-3000
               Telecopy No.:               (781) 359-8129
               Attention:                  Legal Counsel

                    and

               Hale & Dorr LLP
               60 State Street
               Boston, MA 02109
               Telephone No.:              (617) 526-6000
               Telecopy No.:               (617) 526-5000
               Attention:                  John H. Chory, Esq.


and if to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

      10. GOVERNING LAW; JURISDICTION.  This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in New York, New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      11. MISCELLANEOUS.
          -------------

                (a)     AMENDMENTS.  This Warrant and any provision hereof may
                        ----------
only be amended by an instrument in writing signed by the Company and the holder hereof.

                (b)     DESCRIPTIVE HEADINGS.  The descriptive headings of the
                        --------------------
several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                (c)     NET ISSUANCE.  Notwithstanding anything to the contrary
                        ------------
contained in this Warrant, if this Warrant cannot be exercised through the means of a Cashless Exercise in a commercially reasonable manner, this Warrant may be exercised at any time during the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a net issuance, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "NET ISSUANCE"). In the event of a Net Issuance, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                    COMPANY:

                    OPEN MARKET, INC.


                    By: /s/ Regina O. Sommer
                       ---------------------------------------------
                    Name:   Regina O. Sommer
                    Title:  Senior Vice President and Chief Financial Officer

                           FORM OF EXERCISE AGREEMENT
        (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase _______ shares of Common Stock of Open Market, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144(k) is unavailable:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT.

     2. The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:



Dated:_____________________
                                  Signature of Holder

                                  Name of Holder (Print)

                                  Address:

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:


Name of Assignee              Address                   No. of Shares
----------------              -------                   -------------



and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:_______________, ___



In the presence of

________________               Name:

                                    Signature:
                                    Title of Signing Officer or Agent (if any):



                                    Address:


                               Note:  The above signature should correspond
                                      exactly with the name on the face of the within Warrant.